EXHIBIT 31.3

CERTIFICATION PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION

I, Michael C. Sapnar, certify that:

1.                                      I have reviewed this Amendment No. 1 on Form 10-K/A of Transatlantic Holdings, Inc.; and

2.                                      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ MICHAEL C. SAPNAR
Michael C. Sapnar
President and Chief Executive Officer

Date: April 27, 2012